[Deutsche Asset Management Letterhead]

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Contrarian Value Growth Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Investment Grade Bond Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, a series of Scudder Variable Series II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                     /s/Richard T. Hale
                                    ------------------------------------

                                    Richard T. Hale
                                    Chief Executive Officer Aggressive Growth
                                    Portfolio, Blue Chip Portfolio, Contrarian
                                    Value Growth Portfolio, Dreman Financial
                                    Services Portfolio, Dreman High Return
                                    Portfolio, INVESCO Dynamic Growth Portfolio,
                                    Eagle Focused Large Cap Growth Portfolio,
                                    Focus Value + Growth Portfolio, Global Blue
                                    Chip Portfolio, Government Securities
                                    Portfolio, Janus Growth & Income Portfolio,
                                    Janus Growth Opportunity Portfolio, Growth
                                    Portfolio, High Income Portfolio, Index 500
                                    Portfolio, International Select Equity
                                    Portfolio, Investment Grade Bond Portfolio,
                                    Turner Mid Cap Growth Portfolio, Money
                                    Portfolio, Small Cap Growth Portfolio,
                                    Dreman Small Cap Value Portfolio, Oak
                                    Strategic Equity Portfolio, Strategic Income
                                    Portfolio, Technology Growth Portfolio,
                                    Total Return Portfolio, Davis Venture Vale
                                    Portfolio, a series of Scudder Variable
                                    Series II

                                          [Deutsche Asset Management Letterhead]

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Contrarian Value Growth Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Investment Grade Bond Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, a series of Scudder Variable Series II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                     /s/
                                    Charles A. Rizzo
                                    -----------------------------------

                                    Chief Financial Officer
                                    Aggressive Growth Portfolio, Blue Chip
                                    Portfolio, Contrarian Value Growth
                                    Portfolio, Dreman Financial Services
                                    Portfolio, Dreman High Return Portfolio,
                                    INVESCO Dynamic Growth Portfolio, Eagle
                                    Focused Large Cap Growth Portfolio, Focus
                                    Value + Growth Portfolio, Global Blue Chip
                                    Portfolio, Government Securities Portfolio,
                                    Janus Growth & Income Portfolio, Janus
                                    Growth Opportunity Portfolio, Growth
                                    Portfolio, High Income Portfolio, Index 500
                                    Portfolio, International Select Equity
                                    Portfolio, Investment Grade Bond Portfolio,
                                    Turner Mid Cap Growth Portfolio, Money
                                    Portfolio, Small Cap Growth Portfolio,
                                    Dreman Small Cap Value Portfolio, Oak
                                    Strategic Equity Portfolio, Strategic Income
                                    Portfolio, Technology Growth Portfolio,
                                    Total Return Portfolio, Davis Venture Vale
                                    Portfolio, a series of Scudder Variable
                                    Series II